Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity Income Replacement 2038 FundSM

(fund number 1995, trading symbol FIRVX)

Fidelity Income Replacement 2040 FundSM

(fund number 2009, trading symbol FIRWX)

Fidelity Income Replacement 2042 FundSM

(fund number 1996, trading symbol FIXRX)

Prospectus

December 16, 2007

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Introduction

The Income Replacement Funds are designed for investors who seek to convert accumulated assets into regular payments over a defined period of time.

Each Income Replacement Fund seeks total return through a combination of current income and capital growth. Each Income Replacement Fund's investment objective is intended to support a payment strategy to be administered through December 31 of a particular year, its horizon date. Each Income Replacement Fund's name refers to the year of its horizon date.

The payment strategy for each Income Replacement Fund is designed to be implemented through a shareholder's voluntary participation in the Smart Payment ProgramSM . The Smart Payment Program is an optional account feature designed to enable shareholders to receive monthly payments from an Income Replacement Fund that have the potential to keep pace with inflation. A participating shareholder's monthly payment for a given month will consist of an Income Replacement Fund's dividends for that month and, if such dividends are less than the dollar amount of the shareholder's monthly payment, the proceeds from the automatic sale of the appropriate number of shares of the Income Replacement Fund required to pay the monthly payment. Shareholders who elect to participate in the Smart Payment Program authorize the automatic sale of their shares for this purpose.

Monthly payments are calculated based on a schedule of annual target payment rates determined by Strategic Advisers, Inc. (Strategic Advisers®). The dollar amount of a shareholder's monthly payments will remain the same each month of a given calendar year, except that in the year of the Income Replacement Fund's horizon date the final monthly payment may vary in connection with the liquidation of the fund. Buying additional shares of an Income Replacement Fund or selling shares outside of the Smart Payment Program generally will increase or decrease, respectively, the dollar amount of a shareholder's monthly payments.

A shareholder's participation in the Smart Payment Program will result in the gradual liquidation of the shareholder's entire investment in an Income Replacement Fund by its horizon date. It is expected that each Income Replacement Fund will be liquidated (that is, will distribute its remaining assets to shareholders) shortly after its horizon date.

Each Income Replacement Fund's investment objective is intended to support the Smart Payment Program's payment strategy. However, shareholders may invest in an Income Replacement Fund and not participate in the Smart Payment Program.

The dollar amount of the monthly payments that a shareholder receives through investment in an Income Replacement Fund and participation in the Smart Payment Program will depend on, among other factors, the annual target payment rate and the investment performance of and amount invested in the Income Replacement Fund. Therefore, the dollar amount of a shareholder's monthly payments through the Smart Payment Program generally will fluctuate from one year to the next.

A more detailed description of the Smart Payment Program is provided in "Features and Policies" below. The description includes Strategic Advisers' schedule of annual target payment rates and a series of hypothetical examples designed to illustrate how Fidelity will calculate the dollar amount of a shareholder's monthly payments for a given calendar year.

The Income Replacement Funds are not designed for the accumulation of assets prior to retirement. The Income Replacement Funds do not provide a complete solution for a shareholder's retirement income needs.

Prospectus

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution

Prospectus

Fund Summary

Each Income Replacement Fund is composed of multiple classes of shares. All classes of an Income Replacement Fund have a common investment objective and investment portfolio. Only one class of shares of each Income Replacement Fund is offered through this prospectus. In this prospectus, the term "shares" (as it relates to an Income Replacement Fund) means the one class of shares of an Income Replacement Fund offered through this prospectus.

Investment Summary

Investment Objective

Income Replacement 2038 Fund seeks total return through a combination of current income and capital growth.

The fund's investment objective is intended to support the Smart Payment Program's payment strategy.

Principal Investment Strategies

  Investing in a combination of underlying Fidelity equity, fixed-income, and short-term funds using an asset allocation strategy designed to achieve a level of total return consistent with a payment strategy to be administered through the fund's horizon date, December 31, 2038.
  Allocating assets among underlying Fidelity funds according to an asset allocation strategy that begins with a relatively more aggressive asset allocation and gradually shifts to a relatively more conservative asset allocation over the fund's time horizon.
  Using an initial target asset allocation of approximately:

Principal Investment Risks

  If Strategic Advisers' asset allocation strategy does not work as intended, Income Replacement 2038 Fund may not achieve its objective. If the fund is unable to achieve its objective, the Smart Payment Program's payment strategy may not work as intended, which could mean that monthly payments would not keep pace with inflation.
  If you participate in the Smart Payment Program, your entire investment in Income Replacement 2038 Fund will be gradually liquidated over time.
  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Interest Rate Changes. Interest rate increases can cause the price of a debt or money market security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
  "Growth" Investing. "Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.
  "Value" Investing. "Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.
  Quantitative Investing. Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends.
  Mid Cap Investing. The value of securities of medium size, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.
  Small Cap Investing. The value of securities of smaller, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.
  Leverage Risk. Leverage can increase market exposure and magnify investment risks.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Investment Objective

Income Replacement 2040 Fund seeks total return through a combination of current income and capital growth.

The fund's investment objective is intended to support the Smart Payment Program's payment strategy.

Prospectus

Fund Summary - continued

Principal Investment Strategies

  Investing in a combination of underlying Fidelity equity, fixed-income, and short-term funds using an asset allocation strategy designed to achieve a level of total return consistent with a payment strategy to be administered through the fund's horizon date, December 31, 2040.
  Allocating assets among underlying Fidelity funds according to an asset allocation strategy that begins with a relatively more aggressive asset allocation and gradually shifts to a relatively more conservative asset allocation over the fund's time horizon.
  Using an initial target asset allocation of approximately:

Principal Investment Risks

  If Strategic Advisers' asset allocation strategy does not work as intended, Income Replacement 2040 Fund may not achieve its objective. If the fund is unable to achieve its objective, the Smart Payment Program's payment strategy may not work as intended, which could mean that monthly payments would not keep pace with inflation.
  If you participate in the Smart Payment Program, your entire investment in Income Replacement 2040 Fund will be gradually liquidated over time.
  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Interest Rate Changes. Interest rate increases can cause the price of a debt or money market security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
  "Growth" Investing. "Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.
  "Value" Investing. "Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.
  Quantitative Investing. Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends.
  Mid Cap Investing. The value of securities of medium size, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.
  Small Cap Investing. The value of securities of smaller, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.
  Leverage Risk. Leverage can increase market exposure and magnify investment risks.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Investment Objective

Income Replacement 2042 Fund seeks total return through a combination of current income and capital growth.

The fund's investment objective is intended to support the Smart Payment Program's payment strategy.

Principal Investment Strategies

  Investing in a combination of underlying Fidelity equity, fixed-income, and short-term funds using an asset allocation strategy designed to achieve a level of total return consistent with a payment strategy to be administered through the fund's horizon date, December 31, 2042.
  Allocating assets among underlying Fidelity funds according to an asset allocation strategy that begins with a relatively more aggressive asset allocation and gradually shifts to a relatively more conservative asset allocation over the fund's time horizon.

Prospectus

  Using an initial target asset allocation of approximately:

Principal Investment Risks

  If Strategic Advisers' asset allocation strategy does not work as intended, Income Replacement 2042 Fund may not achieve its objective. If the fund is unable to achieve its objective, the Smart Payment Program's payment strategy may not work as intended, which could mean that monthly payments would not keep pace with inflation.
  If you participate in the Smart Payment Program, your entire investment in Income Replacement 2042 Fund will be gradually liquidated over time.
  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Interest Rate Changes. Interest rate increases can cause the price of a debt or money market security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
  "Growth" Investing. "Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.
  "Value" Investing. "Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.
  Quantitative Investing. Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends.
  Mid Cap Investing. The value of securities of medium size, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.
  Small Cap Investing. The value of securities of smaller, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.
  Leverage Risk. Leverage can increase market exposure and magnify investment risks.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

Performance history will be available for each Income Replacement Fund after each fund has been in operation for one calendar year.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of an Income Replacement Fund.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None

Annual operating expenses (paid from class assets)

Income Replacement 2038 Fund	Management fee	None
	Distribution and/or Service (12b-1) fees	None
	Other expensesA	0.00%
	Acquired fund fees and expensesA	0.66%
	Total annual class operating expenses	0.66%
Income Replacement 2040 Fund	Management fee	None
	Distribution and/or Service (12b-1) fees	None
	Other expensesA	0.00%
	Acquired fund fees and expensesA	0.66%
	Total annual class operating expenses	0.66%
Income Replacement 2042 Fund	Management fee	None
	Distribution and/or Service (12b-1) fees	None
	Other expensesA	0.00%
	Acquired fund fees and expensesA	0.67%
	Total annual class operating expenses	0.67%

A Based on estimated amounts for the current fiscal year.

Each Income Replacement Fund will not incur any sales charges when it invests in underlying Fidelity funds because for any underlying fund that offers only Advisor classes of shares, each Income Replacement Fund will purchase Institutional Class shares. However, each Income Replacement Fund may incur short-term redemption fees, if applicable, when it invests in underlying Fidelity funds.

This example helps you compare the cost of investing in the Income Replacement Funds with the cost of investing in other mutual funds. The example assumes that you are not participating in the Smart Payment Program.

Let's say, hypothetically, that the annual return for shares of each Income Replacement Fund is 5% and that your shareholder fees are exactly as described in the fee table, and that each Income Replacement Fund's annual operating expense ratio is exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Income Replacement 2038 Fund*	1 year	$ 67
	3 years	$ 211
Income Replacement 2040 Fund*	1 year	$ 67
	3 years	$ 211
Income Replacement 2042 Fund*	1 year	$ 68
	3 years	$ 214

* The expenses shown above are for a class of shares of the fund.

Prospectus

Fund Basics

Investment Details

Investment Objective

Each of Income Replacement 2038 Fund, Income Replacement 2040 Fund, and Income Replacement 2042 Fund seeks total return through a combination of current income and capital growth.

A fund's investment objective is intended to support the Smart Payment Program's payment strategy.

Principal Investment Strategies

Strategic Advisers invests each Income Replacement Fund's assets in a combination of Fidelity funds: domestic and international equity funds, investment-grade and high yield fixed-income funds, and short-term funds (underlying Fidelity funds). The Income Replacement Funds differ in their asset allocations among these fund types. The asset allocation strategy for each Income Replacement Fund is designed to achieve a level of total return consistent with a payment strategy designed to be administered through a fund's horizon date.

Strategic Advisers allocates each Income Replacement Fund's assets among underlying Fidelity funds according to an asset allocation strategy that begins with a relatively more aggressive asset allocation and gradually shifts to a relatively more conservative asset allocation over the fund's time horizon. Each Income Replacement Fund's name refers to the year of its horizon date. The longer the period remaining to a fund's horizon date, the more aggressive the fund's asset allocation.

It is expected that each Income Replacement Fund will be liquidated (that is, will distribute its remaining assets to shareholders) shortly after its horizon date.

In selecting an appropriate Income Replacement Fund, investors who elect to participate in the Smart Payment Program should consider, among other things, the period of time over which they seek to receive monthly payments.

The following table lists the underlying Fidelity funds in which each Income Replacement Fund currently may invest and each Income Replacement Fund's approximate initial target asset allocation to each underlying Fidelity fund.

Fund Categories	Income Replacement 2038 Fund	Income Replacement 2040 Fund	Income Replacement 2042 Fund
EQUITY FUNDS Domestic Equity Funds
Fidelity® Broad Market Opportunities Fund	10.2%	10.3%	10.4%
Fidelity Large Cap Core Enhanced Index Fund	10.2%	10.3%	10.4%
Fidelity 100 Index Fund	7.6%	7.7%	7.8%
Fidelity Disciplined Equity Fund	6.4%	6.4%	6.5%
Fidelity Equity-Income	6.4%	6.4%	6.5%
Fidelity Advisor Mid Cap II	6.1%	6.2%	6.2%
Fidelity Small Cap Opportunities Fund	4.1%	4.1%	4.2%
International Equity Funds
Fidelity International Discovery Fund	12.7%	12.9%	13.0%
FIXED-INCOME FUNDS Investment-Grade Fixed-Income Funds
Fidelity Total Bond Fund	15.6%	15.6%	15.6%
Fidelity Government Income Fund	5.2%	5.2%	5.2%
Fidelity Strategic Real Return Fund	5.2%	5.2%	5.2%
High Yield Fixed-Income Funds
Fidelity Capital & Income Fund	3.3%	3.4%	3.5%
Fidelity Strategic Income Fund	3.3%	3.4%	3.5%
Short-Term Funds
Fidelity Short-Term Bond Fund	1.9%	1.3%	1.0%
Fidelity Institutional Money Market: Money Market Portfolio	1.9%	1.3%	1.0%
Note: The allocation percentages may not add to 100% due to rounding.

Prospectus

Fund Basics - continued

Strategic Advisers intends to manage each Income Replacement Fund according to its asset allocation strategy, and does not intend to trade actively among underlying Fidelity funds or to attempt to capture short-term market opportunities. However, Strategic Advisers may modify the asset allocation strategy for any Income Replacement Fund and modify the selection of underlying Fidelity funds for any Income Replacement Fund from time to time.

The following chart illustrates each Income Replacement Fund's approximate initial target asset allocation among underlying Fidelity equity, fixed-income, and short-term funds. The chart also illustrates how these allocations may shift over time. The Income Replacement Funds' target asset allocations may differ from this illustration.

Description of Underlying Fidelity Funds

For any underlying Fidelity fund that offers only Advisor classes of shares, each Income Replacement Fund will purchase Institutional Class shares.

Although the underlying Fidelity funds are categorized generally as equity (domestic or international), fixed-income (investment-grade or high yield), and short-term funds, many of the underlying Fidelity funds may invest in a mix of securities of foreign and domestic issuers, investment-grade and high yield bonds, and other securities.

Following is a brief description of the underlying Fidelity funds. More detailed information about each underlying Fidelity fund is available in each fund's prospectus.

Domestic Equity Funds

Fidelity® Broad Market Opportunities Fund seeks capital appreciation. Fidelity Management & Research Company (FMR) normally invests the fund's assets in a combination of Fidelity sector central funds, which are specialized investment vehicles designed to be used by Fidelity funds.

Fidelity Large Cap Core Enhanced Index Fund seeks capital appreciation. Geode Capital Management, LLC (Geode®) normally invests at least 80% of the fund's assets in common stocks included in the Standard & Poor's 500SM  Index (S&P 500®). In buying and selling securities for the fund, Geode seeks to outperform the S&P 500 by, in general, quantitatively evaluating factors such as historical valuation, growth, profitability, and other factors.

Fidelity 100 Index Fund seeks to provide investment results that correspond to the total return of stocks of large capitalization United States companies. Geode normally invests at least 80% of the fund's assets in common stocks included in the Standard & Poor's® 100 Index.

Fidelity Advisor Mid Cap II Fund seeks long-term growth of capital. FMR normally invests at least 80% of the fund's assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor's MidCap 400 Index).

Fidelity Disciplined Equity Fund seeks capital growth. FMR normally invests at least 80% of the fund's assets in equity securities. FMR normally invests the fund's assets primarily in common stocks.

Fidelity Equity-Income Fund seeks reasonable income. In pursuing this objective, the fund will also consider the potential for capital appreciation. The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500. FMR normally invests at least 80% of the fund's assets in equity securities. FMR normally invests the fund's assets primarily in income-producing equity securities.

Prospectus

Fidelity Small Cap Opportunities Fund seeks capital appreciation. FMR normally invests the fund's assets primarily in common stocks. FMR normally invests at least 80% of the fund's assets in securities of companies with small market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell 2000® Index or the Standard & Poor's SmallCap 600 Index).

International Equity Funds

Fidelity International Discovery Fund seeks long-term growth of capital. FMR normally invests the fund's assets primarily in non-U.S. securities. FMR normally invests the fund's assets primarily in common stocks.

Investment-Grade Fixed-Income Funds

Fidelity Government Income Fund seeks a high level of current income, consistent with preservation of principal. FMR normally invests at least 80% of the fund's assets in U.S. Government securities and repurchase agreements for those securities.

Fidelity Strategic Real Return Fund seeks real return consistent with reasonable investment risk. In seeking real return, FMR expects to allocate the fund's assets among four general investment categories: inflation-protected debt securities, floating rate loans, commodity-linked notes and related investments, and real estate investment trusts (REITs) and other real estate related investments.

Fidelity Total Bond Fund seeks a high level of current income. FMR normally invests at least 80% of the fund's assets in debt securities of all types and repurchase agreements for those securities.

High Yield Fixed-Income Funds

Fidelity Capital & Income Fund seeks to provide a combination of income and capital growth. FMR has the flexibility to invest the fund's assets in securities of any type or quality, including defaulted securities, but expects to invest the majority of the fund's assets in debt securities and convertible securities, with an emphasis on lower-quality debt securities.

Fidelity Strategic Income Fund seeks a high level of current income. The fund may also seek capital appreciation. FMR expects to invest the fund's assets primarily in debt securities, including lower-quality debt securities, allocated among four general investment categories: high yield securities, U.S. Government and investment-grade securities, emerging market securities, and foreign developed market securities.

Short-Term Funds

Fidelity Institutional Money Market: Money Market Portfolio seeks to obtain as high a level of current income as is consistent with the preservation of principal and liquidity within the limitations prescribed for the fund. FMR invests the fund's assets in the highest quality U.S. dollar-denominated money market securities of domestic and foreign issuers, U.S. Government securities, and repurchase agreements.

Fidelity Short-Term Bond Fund seeks to obtain a high level of current income consistent with preservation of capital. FMR normally invests at least 80% of the fund's assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

Principal Investment Risks

Many factors affect each Income Replacement Fund's performance. Each Income Replacement Fund's share price changes daily based on the performance of the underlying Fidelity funds in which it invests. The ability of each Income Replacement Fund to meet its investment objective is directly related to its target asset allocation among underlying Fidelity funds and the ability of those funds to meet their investment objectives. If Strategic Advisers' asset allocation strategy does not work as intended, an Income Replacement Fund may not achieve its objective. If an Income Replacement Fund is unable to achieve its objective, the Smart Payment Program's payment strategy may not work as intended, which could mean that monthly payments would not keep pace with inflation. If you participate in the Smart Payment Program, your entire investment in an Income Replacement Fund will be gradually liquidated over time. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

There is additional risk for each Income Replacement Fund with respect to aggregation of holdings of underlying Fidelity funds, which may result in an Income Replacement Fund indirectly concentrating assets in a particular industry or group of industries, or in a single issuer. Such indirect concentration may have the effect of increasing the volatility of an Income Replacement Fund's returns. The Income Replacement Funds do not control the investments of the underlying Fidelity funds and any indirect concentration is a result of the underlying Fidelity funds pursuing their own investment objectives.

Each Income Replacement Fund is exposed to the risks associated with the underlying Fidelity funds in which it invests. The following factors can significantly affect an Income Replacement Fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Floating Rate Loan Trading. The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss.

Prospectus

Fund Basics - continued

Interest Rate Changes. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities, mortgage securities, and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in "real" interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Commodity-linked instruments may react differently from other types of debt securities because the payment at maturity is based on the movement of all or part of the commodities index.

Foreign Exposure. Foreign securities, foreign currencies, securities issued by U.S. entities with substantial foreign operations, and securities for which an entity located in a foreign country provides credit support or a maturity-shortening structure can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Financial Services Exposure. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

Industry Exposure. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry, and the securities of companies in that industry could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry, including REITs, can be affected by changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, and the management skill and creditworthiness of the issuer. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT, and REITs may not have diversified holdings. Because REITs are pooled investment vehicles that have expenses of their own, the fund will indirectly bear its proportionate share of those expenses.

Prepayment. Many types of debt securities, including mortgage securities, inflation-protected debt securities, and floating rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities) and certain types of other securities tend to be particularly sensitive to these changes.

Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

Leverage Risk. Derivatives and forward-settling securities involve leverage because they can provide investment exposure in an amount exceeding the initial investment. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities also involve the risk that a security will not be issued, delivered, or paid for when anticipated.

Prospectus

Commodity-Linked Investing. The performance of commodity-linked notes and related investments may depend on the performance of the overall commodities markets and on other factors that affect the value of commodities, including weather, disease, political, tax, and other regulatory developments. Commodity-linked investments may be hybrid instruments that can have substantial risk of loss with respect to both principal and interest. Commodity-linked investments may be more volatile and less liquid than the underlying instruments or measures, are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates.

"Growth" Investing. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

"Value" Investing. "Value" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Value" stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, "value" stocks can continue to be inexpensive for long periods of time and may not ever realize their full value.

Quantitative Investing. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.

Mid Cap Investing. The value of securities of medium size, less well-known issuers can be more volatile than that of relatively larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks.

Small Cap Investing. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets, and financial resources.

In response to market, economic, political, or other conditions, Strategic Advisers may temporarily use a different investment strategy for defensive purposes. If Strategic Advisers does so, different factors could affect an Income Replacement Fund's performance and the fund may not achieve its investment objective.

It is expected that each Income Replacement Fund will be liquidated shortly after its horizon date. However, an Income Replacement Fund may be liquidated prior to its horizon date. If this happens, shareholders who are participating in the Smart Payment Program will stop receiving monthly payments and the Income Replacement Fund will distribute its remaining assets to shareholders.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

Each of Income Replacement 2038 Fund, Income Replacement 2040 Fund, and Income Replacement 2042 Fund seeks total return through a combination of current income and capital growth.

Valuing Shares

Each fund is open for business each day the New York Stock Exchange (NYSE) is open.

Each fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. Each fund's assets normally are valued as of this time for the purpose of computing the fund's NAV. Fidelity calculates net asset value separately for each class of shares of a multiple class fund.

NAV is not calculated and a fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that each fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

The assets of each Income Replacement Fund consist primarily of shares of the underlying Fidelity funds, which are valued at their respective NAVs. A money market underlying Fidelity fund's assets are valued on the basis of amortized cost. Other underlying Fidelity fund assets are valued primarily on the basis of market quotations, official closing prices, or on the basis of information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security held by an underlying Fidelity fund or if the value of a security held by an underlying Fidelity fund has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities held by an underlying Fidelity fund is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. Fair value pricing may be used for high yield debt and floating rate loans held by an underlying fund, when available pricing information is stale or is determined for other reasons not to accurately reflect fair value. A security's valuation may differ depending on the method used for determining value. Fair valuation of an underlying fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While each Income Replacement Fund and each underlying fund (other than the money market fund) has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

You may buy or sell shares of a fund through a Fidelity brokerage account. If you buy or sell shares of a fund (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

If you do not currently have a Fidelity brokerage account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

Each Income Replacement Fund's investment objective is intended to support the Smart Payment Program's payment strategy. However, you may invest in an Income Replacement Fund without participating in the Smart Payment Program, and there may be other payment strategies that could be used in conjunction with the funds. You should consult with your adviser if you are considering investing in the funds using a payment strategy other than the Smart Payment Program. Not all intermediaries offer the Smart Payment Program to their customers, and an investment in an Income Replacement Fund may not be appropriate for shareholders who do not participate in the Smart Payment Program.

You may also buy or sell shares of the funds through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity retirement products. If you buy or sell shares of a fund through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares of a fund through a non-Fidelity broker or other investment professional.

Shareholders who hold an Income Replacement Fund within a retirement account and who elect to participate in the Smart Payment Program should consult their tax advisers to discuss tax consequences that could result if they receive payments prior to age 591/2 or plan to use the Smart Payment Program, in whole or in part, to meet their annual minimum required distribution. In addition, use of the Smart Payment Program may be restricted in employer-sponsored plans by the terms of the governing plan documents and/or at the discretion of the plan administrator.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

The different ways to set up (register) your account with Fidelity are listed in the following table.

Ways to Set Up Your Account
Individual or Joint Tenant For your general investment needs
Retirement For tax-advantaged retirement savings
Traditional Individual Retirement Accounts (IRAs)
Roth IRAs
Rollover IRAs
401(k) Plans and certain other 401(a)-qualified plans
SIMPLE IRAs
Simplified Employee Pension Plans (SEP-IRAs)
Salary Reduction SEP-IRAs (SARSEPs)
Gifts or Transfers to a Minor (UGMA, UTMA) To invest for a child's education or other future needs
Trust For money being invested by a trust
Business or Organization For investment needs of corporations, associations, partnerships, or other groups

Excessive Trading Policy

A fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of each fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, a fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in FMR's opinion, may be disruptive to the management of that fund or otherwise not be in the fund's interests.

Prospectus

Shareholder Information - continued

Exceptions

The following transactions are exempt from the funds' excessive trading policy described above: (i) transactions of $1,000 or less, (ii) systematic withdrawal and/or contribution programs, (iii) mandatory retirement distributions, and (iv) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts. In addition, each fund's excessive trading policy does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds. A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity funds' excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the Fidelity funds' Treasurer.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to a fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by a fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the funds' excessive trading policy (described above), or their own excessive trading policy if approved by FMR. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to such transactions exceeding $5,000. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. FMR will apply these policies through a phased implementation. There is no assurance that FMR will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified Wrap Programs

Each fund will monitor aggregate trading activity of adviser transactions to attempt to identify excessive trading in qualified wrap programs, as defined below. Excessive trading by an adviser will lead to fund blocks and the wrap program will lose its qualified status. Adviser transactions will not be matched with client-directed transactions unless the wrap program ceases to be a qualified wrap program (but all client-directed transactions will be subject to the funds' excessive trading policy). A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Other Information about the Excessive Trading Policy

Each fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading than those stated in this prospectus. Each fund's Treasurer is authorized to suspend the funds' policies during periods of severe market turbulence or national emergency. A fund reserves the right to modify its policies at any time without prior notice.

Each fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," each fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that each fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.

Prospectus

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

Each fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the next NAV calculated after the order is received by the authorized intermediary.

Provided a fund receives an order to buy shares in proper form before the close of business, the fund may place an order to buy shares of an underlying Fidelity fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If you elect to participate in the Smart Payment Program and you buy additional shares of a fund, note the following:

  Buying additional shares of an Income Replacement Fund generally will increase the dollar amount of your monthly payments from the fund because the dollar amount of your monthly payments is based on both the monthly target payment amount and the number of fund shares you hold.

When you place an order to buy shares, note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  Fidelity does not accept cash.
  When making a purchase with more than one check, each check must have a value of at least $50.
  Fidelity reserves the right to limit the number of checks processed at one time.
  Fidelity must receive payment within three business days after an order for shares is placed; otherwise your purchase order may be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.
  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.
  Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

Minimums
To Open an Account	$25,000
To Add to an Account	$1,000
Minimum Balance	$1,000

Each fund will waive the minimum balance in the five years preceding each Income Replacement Fund's horizon date. For example, accounts in Income Replacement 2042 Fund will not be subject to the minimum balance from 2038 to 2042.

In addition, each fund may waive or lower purchase minimums in other circumstances.

Selling Shares

Shareholders who elect to participate in the Smart Payment Program should refer to "Features and Policies" below for information about the automatic sale of their fund shares through the Smart Payment Program.

The price to sell one share of each fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form.

Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect a fund.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

Each fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the next NAV calculated after the order is received by the authorized intermediary.

Provided a fund receives an order to sell shares in proper form before the close of business, the fund may place an order to sell shares of an underlying Fidelity fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. If you submit your request to Fidelity by mail, your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  The address on your account (record address) has changed within the last 15 or 30 days, depending on your account, and you wish to sell $10,000 or more of shares;
  You are requesting that a check be mailed to a different address than the record address; or

Prospectus

Shareholder Information - continued

  You are requesting that redemption proceeds be paid to someone other than the account owner.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

If you elect to participate in the Smart Payment Program and you sell shares of a fund, note the following:

  Selling shares of an Income Replacement Fund generally will decrease the dollar amount of your monthly payments from the fund because the dollar amount of your monthly payments is based on both the monthly target payment amount and the number of fund shares you hold.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your Income Replacement Fund shares, leave at least $1,000 worth of shares in the account to keep it open, except accounts not subject to account minimums and in the five years preceding each Income Replacement Fund's horizon date, when the minimum balance will be waived.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if Strategic Advisers determines it is in the best interests of a fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, Fidelity will send a check to the record address.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  Each fund may refuse any exchange purchase for any reason. For example, each fund may refuse exchange purchases by any person or group if, in Strategic Advisers' judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund, read its prospectus.
  The fund you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

If you elect to participate in the Smart Payment Program and you exchange shares of a fund, note the following:

  Exchanging out of an Income Replacement Fund generally will decrease the dollar amount of your monthly payments from the fund because the dollar amount of your monthly payments is based on both the monthly target payment amount and the number of fund shares you hold.
  Exchanging into an Income Replacement Fund generally will increase the dollar amount of your monthly payments from the fund because the dollar amount of your monthly payments is based on both the monthly target payment amount and the number of fund shares you hold.

The funds may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The Income Replacement Funds are designed for investors who seek to convert accumulated assets into regular payments over a defined period of time.

Each Income Replacement Fund's investment objective is intended to support a payment strategy designed to be administered through its horizon date.

The payment strategy for each Income Replacement Fund is designed to be implemented through a shareholder's voluntary participation in the Smart Payment Program. However, shareholders may invest in an Income Replacement Fund and not participate in the Smart Payment Program.

Prospectus

Smart Payment Program. The Smart Payment Program is an optional account feature designed to enable shareholders to receive monthly payments from an Income Replacement Fund that have the potential to keep pace with inflation.

A shareholder's participation in the Smart Payment Program will result in the gradual liquidation of the shareholder's entire investment in an Income Replacement Fund by its horizon date.

Participation in the Smart Payment Program is optional. Shareholders may opt into or out of the program at any time. Shareholders who do not participate in the Smart Payment Program will not have their shares redeemed automatically as described below, but will receive monthly dividends, which will be automatically reinvested in additional shares of the fund, unless you designate another distribution option on your application. Shareholders who do not participate in the Smart Payment Program should refer to "Distribution Options" in the "Dividends and Capital Gains" section below.

The information that follows is a summary of how the Smart Payment Program works. For a complete description of the program, call your investment professional or call Fidelity at the appropriate number found in "General Information."

Fidelity Smart Payment Program To receive monthly payments from your account in an Income Replacement Fund
Minimum Initial Not applicable Minimum Additional Not applicable	Frequency Monthly

Procedures

  To set up the Fidelity Smart Payment Program for an investment in an Income Replacement Fund in a new account, complete the appropriate section on the application.
  To set up the Fidelity Smart Payment Program for an investment in an Income Replacement Fund in existing accounts, call your investment professional or call Fidelity at the appropriate number found in "General Information" for an application.
  To suspend your participation in the Fidelity Smart Payment Program for a period of time or to stop participating in the program, call your investment professional or call Fidelity at the appropriate number found in "General Information."

Based on its quantitative analysis of historical market returns and certain other factors, Strategic Advisers has determined a schedule of annual target payment rates that is designed, but not guaranteed, to enable aggregate monthly payments from an Income Replacement Fund to keep pace with inflation over its time horizon. Strategic Advisers has designed the Smart Payment Program to operate in conjunction with each fund's asset allocation strategy to produce a stream of payments that keeps pace with inflation over the fund's time horizon. Although the annual target payment rates are designed to enable aggregate monthly payments to keep pace with inflation over each fund's time horizon, monthly payments may be greater than or less than the rate of inflation in any given year. An Income Replacement Fund's annual target payment rate will increase as a fund approaches its horizon date. The following table sets forth Strategic Advisers' current schedule of annual target payment rates:

Prospectus

Shareholder Information - continued

Years to Horizon Date*	Annual Target Payment Rate (%)
35	4.75
34	4.81
33	4.87
32	4.94
31	5.01
30	5.09
29	5.18
28	5.27
27	5.38
26	5.50
25	5.63
24	5.77
23	5.93
22	6.10
21	6.30
20	6.51
19	6.75
18	7.01
17	7.31
16	7.65
15	8.03
14	8.47
13	8.98
12	9.58
11	10.29
10	11.15
9	12.20
8	13.52
7	15.23
6	17.53
5	20.74
4	25.59
3	33.79
2	50.35
1	100.00

* As of January 1 of the current calendar year.

Annual target payment rates may differ from those shown above.

The following series of hypothetical examples is designed to illustrate how Fidelity will calculate the dollar amount of a shareholder's monthly payment for a given calendar year. The hypothetical examples assume that a shareholder participates in the Smart Payment Program for the entire calendar year.

First, Fidelity will determine an annual target payment amount for each class of an Income Replacement Fund by multiplying the applicable annual target payment rate by the class's NAV at the end of the previous calendar year (actual numbers will vary):

ANNUAL TARGET PAYMENT RATE	x	CLASS'S YEAR-END NAV*	=	CLASS'S ANNUAL TARGET PAYMENT
6%		$ 50 PER SHARE		$ 3 PER SHARE

* At each Income Replacement Fund's inception, each class of a fund will have an initial NAV that will be used to calculate the class's annual target payment amount used to determine a class's monthly target payment amount and a shareholder's monthly payment.

Second, Fidelity will determine a monthly target payment amount for each class of an Income Replacement Fund by dividing the class's annual target payment amount by 12 (actual numbers will vary):

CLASS'S ANNUAL TARGET PAYMENT AMOUNT	÷	12	=	CLASS'S MONTHLY TARGET PAYMENT AMOUNT
$ 3 PER SHARE				$ 0.25 PER SHARE

Third, Fidelity will determine the dollar amount of a shareholder's monthly payment by multiplying the number of shares of the class the shareholder owns by the class's monthly target payment amount (actual numbers will vary):

NUMBER OF CLASS SHARES HELD	x	CLASS'S MONTHLY TARGET PAYMENT AMOUNT	=	MONTHLY PAYMENT
5,000		$ 0.25 PER SHARE		$ 1,250

The dollar amount of a shareholder's monthly payments will remain the same each month of a given calendar year, except that in the year of an Income Replacement Fund's horizon date the final monthly payment may vary in connection with the liquidation of the fund. Actual monthly payments may vary slightly due to rounding. Buying additional shares of an Income Replacement Fund or selling shares outside of the Smart Payment Program generally will increase or decrease, respectively, the dollar amount of a shareholder's monthly payments.

Each month that a shareholder participates in the Smart Payment Program, the amount of an Income Replacement Fund's declared dividends for that month will be compared to the dollar amount of the shareholder's monthly payment for that month. This comparison determines the composition of the shareholder's monthly payment - that is, whether a portion of the monthly payment will come from the automatic sale of shares, or, whether the entire monthly payment will come from dividends.

If the amount of an Income Replacement Fund's dividends for a given month are less than the dollar amount of a shareholder's monthly payment for that month, then a portion of the monthly payment will come from the automatic sale of the appropriate number of shares needed to pay the monthly payment. Shareholders who elect to participate in the Smart Payment Program authorize the automatic sale of their shares for this purpose. To the extent that shares are automatically sold over the course of a calendar year, the monthly target payment amount will be adjusted upward so that the dollar amount of the shareholder's monthly payments for that calendar year will remain the same. The following hypothetical example illustrates this scenario (actual numbers will vary):

Prospectus

		MONTH 1	MONTH 2
	NUMBER OF CLASS SHARES HELD	5,000	4,990
x	CLASS'S MONTHLY TARGET PAYMENT AMOUNT	$ 0.25 PER SHARE	$ 0.2505 PER SHARE
=	MONTHLY PAYMENT	$ 1,250	$ 1,250
	AMOUNT OF DIVIDENDS	$ 750
	DIFFERENCE	-$ 500
	PROCEEDS FROM AUTOMATIC SALE OF CLASS SHARES	$ 500
÷	CLASS'S NAV	$ 50
=	NUMBER OF CLASS SHARES AUTOMATICALLY SOLD	10

It is expected that the redemption of an Income Replacement Fund's shares generally will be required to pay shareholders' monthly payments.

If the amount of an Income Replacement Fund's dividends for a given month are equal to or greater than the dollar amount of a shareholder's monthly payment for that month, then the entire monthly payment will come from dividends. Any dividends in excess of the monthly payment will be automatically reinvested in additional shares of the same class of the Income Replacement Fund. Shareholders who elect to participate in the Smart Payment Program authorize the automatic reinvestment (purchase) of their shares for this purpose.

You should note the following regarding the automatic sale of shares through the Smart Payment Program:

  Shares will be automatically sold at the next NAV calculated after it is determined that the redemption of shares will be required to pay a shareholder's monthly payment for a given month.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Unless otherwise instructed, Fidelity will send a check to the record address.
  You will not receive interest on amounts represented by uncashed monthly payment checks.
  If you elect to receive monthly payments by check and the U.S. Postal Service does not deliver your checks, your participation in the Smart Payment Program will be suspended and you will be assigned the Reinvestment Option described in "Dividends and Capital Gain Distributions" below during the period of the suspension.

Your monthly payments will be paid in cash.

An Income Replacement Fund's capital gain distributions are not counted toward the monthly payment and instead are automatically reinvested in additional shares of the same class of the fund for shareholders enrolled in the Smart Payment Program.

The dollar amount of the monthly payments that a shareholder receives through investment in an Income Replacement Fund and participation in the Smart Payment Program will depend on, among other factors, the annual target payment rate and the investment performance of and amount invested in an Income Replacement Fund. Therefore, the dollar amount of a shareholder's monthly payments through the Smart Payment Program generally will fluctuate from one year to the next.

The monthly target payment amount may change slightly over the course of a calendar year (as the hypothetical example above illustrates). However, the dollar amount of a shareholder's monthly payments will remain the same each month of a given calendar year, except in the year of an Income Replacement Fund's horizon date, when the final monthly payment may vary in connection with the liquidation of the fund.

Buying additional shares of an Income Replacement Fund or selling shares outside of the Smart Payment Program generally will increase or decrease, respectively, the dollar amount of a shareholder's monthly payments because the dollar amount of a shareholder's monthly payments is based on both the monthly target payment amount and the number of shares held.

The following features may be available to buy shares of the funds or to move money to and from your account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity brokerage account.
  You can use electronic funds transfer to:

- Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system To transfer money between a bank account and a Fidelity brokerage account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account.

Prospectus

Shareholder Information - continued

Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs, including the Smart Payment Program).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, call Fidelity at 1-800-544-8544.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation and account statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number (TIN) is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold an amount subject to the applicable backup withholding rate from your taxable distributions and redemptions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $1,000 worth of shares, for any reason, including solely due to declines in NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance. Each fund will waive the minimum balance in the five years preceding each Income Replacement Fund's horizon date.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each Income Replacement Fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each Income Replacement Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Each Income Replacement Fund normally pays dividends monthly and pays capital gain distributions in September and December.

Shareholders who elect to participate in the Smart Payment Program should refer to "Features and Policies" above for information about how their distributions are handled through the Smart Payment Program.

Distribution Options

The following distribution options are available only to shareholders who do not participate in the Smart Payment Program (including shareholders who suspend their participation in the Smart Payment Program for a period of time).

When you open an account, specify on your application how you want to receive your distributions. The distribution options are available for each fund.

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Prospectus

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of each fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of each fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including automatic sales of shares through the Smart Payment Program and exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Shareholders who elect to participate in the Smart Payment Program should consult their tax adviser to discuss additional tax consequences that could result from participation in the Smart Payment Program.

Prospectus

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Strategic Advisers is each Income Replacement Fund's investment manager. The address of Strategic Advisers and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

FMR, an affiliate of Strategic Advisers, is each underlying Fidelity fund's (except Fidelity Large Cap Core Enhanced Index Fund's) manager. Strategic Advisers is Fidelity Large Cap Core Enhanced Index Fund's manager.

As of December 31, 2006, Strategic Advisers had approximately $127.5 billion in discretionary assets under management.

As of December 31, 2006, FMR had approximately $1.6 billion in discretionary assets under management.

As the manager, Strategic Advisers administers the asset allocation program for each Income Replacement Fund.

Strategic Advisers is responsible for handling the business affairs for each Income Replacement Fund.

As the manager for the underlying Fidelity funds (except Fidelity Large Cap Core Enhanced Index Fund), FMR is responsible for choosing each fund's (except Fidelity 100 Index Fund's and Fidelity Large Cap Core Enhanced Index Fund's) investments and handling each fund's (except Fidelity Large Cap Core Enhanced Index Fund's) business affairs. Strategic Advisers is responsible for handling Fidelity Large Cap Core Enhanced Index Fund's business affairs.

Geode, at One Post Office Square, Boston, Massachusetts 02109, serves as a sub-adviser for Fidelity 100 Index Fund and Fidelity Large Cap Core Enhanced Index Fund (underlying Fidelity Stock Index Funds). Geode chooses the underlying Fidelity Stock Index Funds' investments, and places orders to buy and sell the underlying Fidelity Stock Index Funds' investments.

As of February 28, 2007, Geode had approximately $62.7 billion in discretionary assets under management.

Christopher Sharpe is co-manager of each Income Replacement Fund, which he has managed since each fund's inception. Prior to joining Fidelity Investments as an asset allocation director in 2002, Mr. Sharpe was an associate investment policy officer for John Hancock Financial Services, Inc. in Boston. From 1990 to 2000, he was with William M. Mercer, Inc. in Boston.

Jonathan Shelon is co-manager of each Income Replacement Fund, which he has managed since each fund's inception. Prior to joining Fidelity Investments in 2001, Mr. Shelon was a quantitative consultant at Callan Associates, Inc.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Messrs. Sharpe and Shelon.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

The Income Replacement Funds do not pay a management fee to Strategic Advisers.

Strategic Advisers receives no fee for handling the business affairs for each Income Replacement Fund and pays the expenses of each Income Replacement Fund, with limited exceptions.

The basis for the Board of Trustees approving the management contract for each fund will be included in each fund's semi-annual report for the fiscal period ended January 31, 2008, when available.

The Board of Trustees approved each fund's management contract for an initial period of more than one year. The Board of Trustees is scheduled to consider the management contract again in July 2009.

Fund Distribution

Fidelity Distributors Corporation (FDC) distributes each fund's shares.

Intermediaries, including retirement plan sponsors, administrators, and service-providers (who may be affiliated with Strategic Advisers, FMR or FDC), may receive from Strategic Advisers or FMR, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of shares of a fund. These payments are described in more detail on the following pages and in the SAI.

Each Income Replacement Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that Strategic Advisers or FMR may use its past profits or its resources from any other source to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the Income Replacement Fund and/or shareholder support services. Strategic Advisers or FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of each Income Replacement Fund has authorized such payments for shares of each fund. Please speak with your investment professional to learn more about any payments his or her firm may receive from Strategic Advisers or FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Prospectus

Fund Services - continued

If payments made by Strategic Advisers or FMR to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

Prospectus

Notes

Notes

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the funds. A description of each fund's policies and procedures for disclosing its holdings is available in the funds' SAI and on Fidelity's web sites. The SAI also includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Financial reports will be available once the funds have completed their first annual or semi-annual period.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-04085

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity Investments & (Pyramid) Design, Strategic Advisers, Fidelity, Fidelity Advisor Money Line, and Directed Dividends are registered trademarks of FMR LLC.

Fidelity Income Replacement 2038 Fund, Fidelity Income Replacement 2040 Fund, and Fidelity Income Replacement 2042 Fund, and Smart Payment Program are service marks of FMR LLC.

Geode is a registered trademark of Geode Capital Management, LLC.

The third party marks appearing above are the marks of their respective owners.

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